Exhibit 99.2
BRANDYWINE OPERATING PARTNERSHIP, L.P.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2008
(in thousands)

		NCA		Use of
	Historical	transaction		Proceeds
	(A)	(B)		(C)	Pro Forma
ASSETS
Real estate investments:
Operating properties	$4,478,032	$—		$—	$4,478,032
Accumulated depreciation	(595,209)	—		—	(595,209)

Operating real estate investments, net	3,882,823	—		—	3,882,823
Development land and construction-in-progress	363,936	—		—	363,936

Total real estate investments, net	4,246,759	—		—	4,246,759

Cash and cash equivalents	4,791	269,399	(B1)	(124,000)	150,190
Accounts receivable, net	11,888	246	(B2)	—	12,134
Accrued rent receivable, net	86,783	—		—	86,783
Assets held for sale, net	417,127	(417,127)	(B3)	—	—
Investment in real estate ventures	71,078	—		—	71,078
Deferred costs, net	85,665	—		—	85,665
Intangible assets, net	167,115	—		—	167,115
Other assets	59,712	37,067	(B4)	—	96,779

Total assets	$5,150,918	$(110,415)		$(124,000)	$4,916,503

LIABILITIES AND BENEFICIARIES’ EQUITY

Mortgage notes payable	$493,505	$—		$—	$493,505
Unsecured term loans	183,000	—		—	183,000
Unsecured credit facility	163,000	—		(124,000)	39,000
Unsecured notes, net of discounts	2,177,118	—		—	2,177,118
Accounts payable and accrued expenses	67,946	1,997	(B2)	—	69,943
Distributions payable	42,419	—		—	42,419
Tenant security deposits and deferred rents	58,469	—		—	58,469
Acquired below market leases, net	53,662	—		—	53,662
Other liabilities	27,040	500	(B5)	—	27,540
Mortgage notes payable and other liabilities held for sale	113,897	(113,897)	(B3)	—	—

Total liabilities	3,380,056	(111,400)		(124,000)	3,144,656

Beneficiaries’ equity:
Redeemable limited partnership units at redemption value	51,640	—		—	51,640
7.50% Series D Preferred Mirror Units	47,912	—		—	47,912
7.375% Series E Preferred Mirror Units	55,538	—		—	55,538
General Partnership Capital	1,616,923	985	(B6)	—	1,617,908
Accumulated other comprehensive loss	(1,151)	—		—	(1,151)

Total beneficiaries’ equity	1,770,862	985		—	1,771,847

Total liabilities and beneficiaries’ equity	$5,150,918	$(110,415)		$(124,000)	$4,916,503

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

BRANDYWINE OPERATING PARTNERSHIP, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the six months ended June 30, 2008
(in thousands, except per unit data)

		NCA transaction			Other
	Historical	Sold	Other		Dispositions
	(a)	(b)	(c)		(d)		Pro Forma
Revenue:
Rents	$251,656	$—	$—		$—		$251,656
Tenant Reimbursements	39,966	—	—		—		39,966
Termination fees	4,124	—	—		—		4,124
Third party management fees, labor reimbursement and leasing	10,849	—	—		23	(d2)	10,872
Other	1,599	—	—		—		1,599

Total revenue	308,194	—	—		23		308,217

Operating Expenses
Property operating expenses	82,904	—	—		—		82,904
Real estate taxes	31,328	—	—		—		31,328
Management expenses	4,627	—	—		10	(d2)	4,637
Depreciation and amortization	104,324	—	—		—		104,324
Administrative expenses	11,039	—	—		—		11,039

Total operating expenses	234,222	—	—		10		234,232

Operating income (loss)	73,972	—	—		13		73,985

Other Income (Expense):
Interest income	382	—	—		—		382
Interest expense	(71,807)	—	2,950	(c3)	—		(68,857)
Interest expense — Deferred financing costs	(2,706)	—	—		—		(2,706)
Equity in income of real estate ventures	2,779	—	—		—		2,779
Net gain on disposition of undepreciated real estate	(24)	—	—		—		(24)
Gain on early extinguishmnet of debt	4,342	—	—		—		4,342

Income (loss) before minority interest	6,938	—	2,950		13		9,901
Minority interest — partners’ share of consolidated real estate ventures	(78)	—	—		—		(78)

Income (loss) from continuing operations	6,860	—	2,950		13		9,823

Income allocated to Preferred Units	(3,996)	—	—		—		(3,996)

Income (loss) allocated to Common Partnership Units from continuing operations	$2,864	$—	$2,950		$13		$5,827

Per unit data:
Basic earnings per Common Unit from continuing operations	$0.03						$0.06

Diluted earnings per Common Unit from continuing operations	$0.03						$0.06

Weighted average number of Common Partnership Units outstanding	90,736						90,736

Weighted average number of common and dilutive common equivalent partnership units outstanding	90,944						90,944
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

BRANDYWINE OPERATING PARTNERSHIP, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the six months ended June 30, 2007
(in thousands, except per unit data)

					Other
					Dispositions
		NCA transaction			and Venture
	Historical	Sold	Other		transaction
	(a)	(b)	(c)		(d)		Pro Forma
Revenue:
Rents	$251,315	$—	$—		$(13,107)	(d1)	$238,208
Tenant Reimbursements	38,744	—	—		(1,601)	(d1)	37,143
Termination fees	1,764	—	—		—		1,764
Third party management fees, labor reimbursement and leasing	9,704	—	—		963	(d2)	10,667
Other	2,439	—	—		(18)	(d1)	2,421

Total revenue	303,966	—	—		(13,763)		290,203

Operating Expenses
Property operating expenses	82,299	—	—		(4,303)	(d1)	77,996
Real estate taxes	29,956	—	—		(1,574)	(ed1)	28,382
Management expenses	4,991	—	—		643	(d2)	5,634
Depreciation and amortization	111,340	—	—		(5,833)	(d1)	105,507
Administrative expenses	14,417	—	—		—		14,417

Total operating expenses	243,003	—	—		(11,067)		231,936

Operating income (loss)	60,963	—	—		(2,696)		58,267

Other Income (Expense):
Interest income	2,378	—	733	(c2)	—		3,111
Interest expense	(78,396)	—	7,584	(c3)	2,486	(d3)	(68,326)
Interest expense — Deferred financing costs	(2,323)	—	—		—		(2,323)
Equity in income of real estate ventures	5,258	—	—		321	(d4)	5,579

Income (loss) before minority interest	(12,120)	—	8,317		111		(3,692)
Minority interest — partners’ share of consolidated real estate ventures	(108)	—	—		—		(108)
Income (loss) from continuing operations	(12,228)	—	8,317		111		(3,801)

Income allocated to Preferred Units	(3,996)	—	—		—		(3,996)

Income (loss) allocated to Common Partnership Units from continuing operations	$(16,224)	$—	$8,317		$111		$(7,796)

Per unit data:
Basic earnings per Common Unit from continuing operations	$(0.18)						$(0.09)

Diluted earnings per Common Unit from continuing operations	$(0.18)						$(0.08)

Weighted average number of Common Partnership Units outstanding	91,620						91,620

Weighted average number of common and dilutive common equivalent partnership units outstanding	92,238						92,238
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

BRANDYWINE OPERATING PARTNERSHIP, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended December 31, 2007
(in thousands, except per unit data)

					Other
					Dispositions
		NCA transaction			and Venture
	Historical	Sold	Other		transaction
	(a)	(b)	(c)		(d)		Pro Forma
Revenue:
Rents	$562,514	$(44,616)	$—		$(30,352	)(d1)	$487,546
Tenant Reimbursements	85,404	(3,384)	—		(4,129	)(d1)	77,891
Termination fees	10,236	(188)	—		(54	)(d1)	9,994
Third party management fees, labor reimbursement and leasing	19,691	—	—		1,925	(d2)	21,616
Other	6,127	(163)	—		(45	)(d1)	5,919

Total revenue	683,972	(48,351)	—		(32,655)		602,966

Operating Expenses
Property operating expenses	189,130	(16,866)	—		(9,602)	(d1)	162,662
Real estate taxes	64,895	(3,832)	—		(3,696)	(d1)	57,367
Management expenses	10,361	—	—		1,284	(d2)	11,645
Depreciation and amortization	242,312	(16,411)	—		(12,230)	(d1)	213,671
Administrative expenses	28,182	—	—		—		28,182

Total operating expenses	534,880	(37,109)	—		(24,244)		473,527

Operating income (loss)	149,092	(11,242)	—		(8,411)		129,439

Other Income (Expense):
Interest income	4,040	(22)	1,467	(c2)	—		5,485
Interest expense	(162,675)	5,497	14,937	(c3)	5,803	(d3)	(136,438)
Interest expense — Deferred financing costs	(4,496)	—	—		—		(4,496)
Loss on settlement of treasury lock agreements	(3,698)	—	—		—		(3,698)
Equity in income of real estate ventures	6,955	—	—		641	(d4)	7,596
Net gain on disposition of depreciated real estate	40,498	—	—		—		40,498
Net gain on disposition of undepreciated real estate	421	—	—		—		421

Income (loss) before minority interest	30,137	(5,767)	16,404		(1,967)		38,807
Minority interest — partners’ share of consolidated real estate ventures	(465)	—	—		—		(465)

Income (loss) from continuing operations	29,672	(5,767)	16,404		(1,967)		38,342

Income allocated to Preferred Units	(7,992)	—	—		—		(7,992)

Income (loss) allocated to Common Partnership Units from continuing operations	$21,680	$(5,767)	$16,404		$(1,967)		$30,350

Per unit data:
Basic earnings per Common Unit from continuing operations	$0.24						$0.33

Diluted earnings per Common Unit from continuing operations	$0.24						$0.33

Weighted average number of Common Partnership Units outstanding	91,170						91,170

Weighted average number of common and dilutive common equivalent partnership units outstanding	91,219						91,219
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

BRANDYWINE OPERATING PARTNERSHIP, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended December 31, 2006
(in thousands, except per unit data)

		NCA transaction			Other
	Historical	Sold	Other		Dispositions
	(a)	(b)	(c)		(d)		Pro Forma
Revenue:
Rents	$519,282	$(44,082)	$—		$(4,540)	(d1)	$470,660
Tenant Reimbursements	78,817	(4,162)	—		(505)	(d1)	74,150
Termination fees	7,231	(531)	—		—		6,700
Third party management fees, labor reimbursement and leasing	19,453	—	4,318	(c1)	126	(d2)	23,897
Other	5,502	(143)	—		1	(d1)	5,360

Total revenue	630,285	(48,918)	4,318		(4,918)		580,767

Operating Expenses
Property operating expenses	171,924	(17,175)	—		(632)	(d1)	154,117
Real estate taxes	60,808	(4,097)	—		(557)	(d1)	56,154
Management expenses	10,675	—	2,850	(c1)	57	(d2)	13,582
Depreciation and amortization	230,710	(17,727)	—		(682)	(d1)	212,301
Administrative expenses	29,644	—	—		—		29,644

Total operating expenses	503,761	(38,999)	2,850		(1,814)		465,798

Operating income (loss)	126,524	(9,919)	1,468		(3,104)		114,969

Other Income (Expense):
Interest income	9,513	(24)	1,467	(c2)	—		10,956
Interest expense	(171,177)	5,570	10,094	(c3)	—		(155,513)
Interest expense — Deferred financing costs	(4,607)	—	—		—		(4,607)
Equity in income of real estate ventures	2,165	—	—		—		2,165
Net gain on sale of real estate	14,190	—	—		—		14,190
Gain on termination of purchase contract	3,147	—	—		—		3,147

Income (loss) before minority interest	(20,245)	(4,373)	13,029		(3,104)		(14,693)
Minority interest — partners’ share of consolidated real estate ventures	270	—	—		—		270

Income (loss) from continuing operations	(19,975)	(4,373)	13,029		(3,104)		(14,423)

Income allocated to Preferred Units	(7,992)	—	—		—		(7,992)

Income (loss) allocated to Common Partnership Units from continuing operations	$(27,967)	$(4,373)	$13,029		$(3,104)		$(22,415)

Per unit data:
Basic earnings per Common Unit from continuing operations	$(0.30)						$(0.24)

Diluted earnings per Common Unit from continuing operations	$(0.30)						$(0.24)

Weighted average number of Common Partnership Units outstanding	93,704						93,704

Weighted average number of common and dilutive common equivalent partnership units outstanding	94,322						94,322
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

BRANDYWINE OPERATING PARTNERSHIP, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended December 31, 2005
(in thousands, except per unit data)

		NCA transaction		Other
	Historical	Sold	Other	Dispositions
	(a)	(b)	(c)	(d)		Pro Forma
Revenue:
Rents	$302,530	$—	$—	$(3,589)	(d1)	$298,941
Tenant Reimbursements	48,069	—	—	(306)	(d1)	47,763
Termination fees	6,083	—	—	—		6,083
Third party management fees, labor reimbursement and leasing	3,582	—	—	23	(d2)	3,605
Other	4,171	—	—	(1)	(d1)	4,170

Total revenue	364,435	—	—	(3,873)		360,562

Operating Expenses
Property operating expenses	103,968	—	—	(619)	(d1)	103,349
Real estate taxes	36,356	—	—	(335)	(d1)	36,021
Management expenses	1,394	—	—	—		1,394
Depreciation and amortization	106,175	—	—	(606)	(d1)	105,569
Administrative expenses	17,982	—	—	—		17,982

Total operating expenses	265,875	—	—	(1,560)		264,315

Operating income (loss)	98,560	—	—	(2,313)		96,247

Other Income (Expense):
Interest income	1,370	—	—	—		1,370
Interest expense	(70,380)	—	—	2,231	(d3)	(68,149)
Interest expense — Deferred financing costs	(3,540)	—	—	—		(3,540)
Equity in income of real estate ventures	3,171	—	—	—		3,171
Net gain on sale of real estate	4,640	—	—	—		4,640

Income (loss) from continuing operations	33,821	—	—	(82)		33,739

Income allocated to Preferred Units	(7,992)	—	—	—		(7,992)

Income (loss) allocated to Common Partnership Units from continuing operations	$25,829	$—	$—	$(82)		$25,747

Per unit data:
Basic earnings per Common Unit from continuing operations	$0.45					$0.45

Diluted earnings per Common Unit from continuing operations	$0.44					$0.44

Weighted average number of Common Partnership Units outstanding	57,853					57,853

Weighted average number of common and dilutive common equivalent partnership units outstanding	58,111					58,111
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

BRANDYWINE OPERATING PARTNERSHIP, L.P.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
     Note 1: Presentation
On October 8, 2008 Brandywine Operating Partnership, L.P. (the “Partnership”) sold five properties in Oakland, California (the “Northern California or NCA transaction”) for an aggregate gross sales price of $412.5 million. The five properties contain approximately 1.7 million net rentable square feet and are comprised of: One Kaiser Plaza (“The Ordway”); 1901 Harrison Street; 1333 Broadway; 2101 Webster Street; and 2100 Franklin Street. The sale also included the Partnership’s condominium interest in a parking garage at 2353 Webster Street. The purchaser of the portfolio, an affiliate of the CIM Group (“CIM”), is unaffiliated with the Partnership and the terms of sale were determined through arm’s-length negotiation.
The purchaser funded the purchase price through (i) the assumption of three mortgage loans aggregating approximately $95.3 million; (ii) an interest free loan of $40.0 million (with an imputed interest rate of 4.0%), due in August 2010 which is secured by a deed of trust on each of 2101 Webster Street and 2100 Franklin Street (the “$40.0 million loan”); and (iii) a cash payment to the Partnership of approximately $271.6 million (or approximately $269.4 million after estimated transaction costs). The Partnership used proceeds of the sale to repay existing debt and to provide cash balances for general corporate purposes.
The Partnership has also granted CIM a 15 year purchase option (the “purchase option”) for the Two Kaiser Plaza land parcel adjacent to The Ordway and it has committed to lease to CIM 150 parking spaces on that same parcel for a period of 99 years for the benefit of The Ordway’s tenants. The Partnership will be paid to manage and lease the five properties for at least one year following the closing in exchange for a market based fee. The Partnership has not included any estimated parking revenues associated with the purchase option in the pro forma information as the revenues from Two Kaiser Plaza are already included in the historical operations of the Company.
These Northern California properties were acquired in the Prentiss merger on January 5, 2006. Accordingly, no pro forma information for the year ended December 31, 2005 is required for the Northern California properties.
Certain other capital transactions were completed during the six-month period ended June 30, 2008 and the year ended December 31, 2007. Certain other property dispositions (the “Other Dispositions”) including three properties containing 0.3 million net rentable square feet and a 3.2 acre land parcel for an aggregate proceed of $56.2 million in four transactions were completed during the six-month period ended June 30, 2008. On December 19, 2007, the Partnership completed the transfer of 29 office properties to a new joint venture (the “Venture”) formed with G&I VI Investment Interchange Office LLC (“G&I VI”), an investment vehicle advised by DRA Advisors LLC (the “Venture transaction”). These transactions are significant to the understanding of the Partnership’s current financial position and operations.
The pro forma effects of the Prentiss Merger on the year ending December 31, 2006 have previously been included in a Form 8-K filed on December 21, 2007 as such the details have not been repeated.

The Partnership’s continuing involvement with the properties transferred in the Venture transaction through its ownership interest and management fees and leasing commissions represents a significant continuing involvement in the properties. Accordingly, under EITF 03-13, “Applying the Conditions in Paragraph 42 of FASB Statement No. 144 in Determining Whether to Report Discontinued Operations”, the Partnership has determined that the operations of the properties should not be included in discontinued operations for the six-months ended June 30, 2007 and the year ended December 31, 2007 in its Quarterly Report on Form 10-Q filed on August 8, 2008 and in its Annual Report on Form 10-K filed on February 28, 2008. As a result, pro forma adjustments related to the Venture transaction are necessary in those periods to reflect the operations of the Partnership as if the Venture transaction occurred on January 1, 2007.
The Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2008 presents the historical amounts for the Partnership, adjusted for the effects of the Northern California transaction as if the transaction had occurred on June 30, 2008.
The Unaudited Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position of the Partnership would have been had the Northern California transaction actually occurred on June 30, 2008, nor does it purport to represent the future financial position of the Partnership.
The Unaudited Pro Forma Consolidated Statements of Operations for the six month period ended June 30, 2008 and the year ended December 31, 2006 present the historical amounts for the Partnership, adjusted for the effects of the Northern California transaction and Other Dispositions, as if such transactions had occurred on January 1, 2006. The Unaudited Pro Forma Consolidated Statements of Operations for the six month period ended June 30, 2007 and for the year ended December 31, 2007 present the historical amounts for the Partnership, adjusted for the effects of the Northern California transaction, the Venture transaction and Other Dispositions, as if such transactions had occurred at January 1, 2007. The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2005 present the historical amounts for the Partnership, adjusted for the Other Dispositions, as if such transactions had occurred at January 1, 2005.
The Unaudited Pro Forma Consolidated Statements of Operations for the six month periods ended June 30, 2008 and 2007 and for the years ended December 31, 2007, 2006 and 2005 are unaudited and are not necessarily indicative of what the actual results of operations of the Partnership would have been had the Venture transaction actually occurred at January 1, 2007, the Northern California transaction actually occurred at January 1, 2006 and the Other Dispositions actually occurred at January 1, 2005, nor does it purport to represent the future operations of the Partnership.
The pro forma financial information should be read in conjunction with the financial statements and related notes of each of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. included in their respective reports filed under the Securities Exchange Act of 1934, as amended. In the opinion of management, all adjustments necessary to reflect the effects of the Northern California transaction, the Venture transaction, and Other Dispositions have been made.
     Note 2: Pro Forma Consolidated Balance Sheet Notes and Management Assumptions
(A)	Reflects the consolidated historical balance sheet of the Partnership as of June 30, 2008 as contained in the historical consolidated financial statements and notes in the Partnership’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

(B)	Represents the adjustments to reflect the Northern California transaction, as follows:
(B1) Represents the net proceeds received by the Partnership, including the settlement of certain liabilities related to the Northern California properties and transaction costs.

(B2) Represents certain assets and liabilities associated with the Northern California properties that were not sold as part of the NCA transaction.
(B3) Represents the sale of certain Northern California assets and liabilities, net of amounts presented in (B2).
(B4) Represents the $40.0 million loan, net of imputed interest of $2.9 million calculated using a 4.0% rate. The Partnership believes this rate is appropriate considering the low loan to value of the properties held as security, a guarantee from the buyer and the fact that the loan will mature in 22 months.
(B5) Represents the value ascribed to the purchase option based on its estimated fair value at the closing of the NCA transaction.
(B6) Represents the estimated gain on sale recognized by the Partnership if the Northern California transaction was completed on June 30, 2008, however the amount presented in these pro forma financial statements does not consider changes in the recorded amounts of the Northern California assets and liabilities since June 30, 2008. The Partnership recorded an impairment charge of $6.9 million resulting from the reclassification of the assets from held for use to held for sale at June 30, 2008 based on estimated the fair value of the Northern California assets and liabilities at that date.
(C)	Represents use of a portion of the proceeds to reduce outstanding balances under the Partnership’s unsecured revolving credit facility. The $124.0 million payment reduces the Partnership’s balance on its unsecured credit facility to $0 as the amount outstanding decreased from June 30, 2008 through the completion of the NCA transaction.
     Note 3: Pro Forma Consolidated Statements of Operations Notes and Management Assumptions
The presentation of the pro forma Consolidated Statement of Operations presents income from continuing operations. Accordingly, no adjustment is required for dispositions which are presented within discontinued operations in the historical presentation for the applicable periods.
(a)	Reflects the consolidated results of operations of the Partnership for the six month periods ended June 30, 2008 and 2007 and for the years ended December 31, 2007, 2006 and 2005, as contained in the historical consolidated financial statements and notes thereto in the Partnership’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 and in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2007, respectively.

(b)	Represents the revenues and expenses of the properties sold in the Northern California transaction for the years ended December 31, 2007 and 2006. For the six month periods ended June 30, 2008 and 2007, the revenues and expenses for the Northern California properties were reclassified to discontinued operations in the June 30, 2008 Quarterly Report on Form 10-Q that was filed by the Partnership on August 8, 2008, as such no adjustment is necessary. Interest expense being eliminated represents interest charged to expense related to the mortgages being assumed as part of the NCA transaction as if they were assumed January 1, 2006.

(c)	Represents additional adjustments made in connection with the Northern California transaction as follows:
(c1) Third party management fees, labor reimbursement and leasing income represent the management fee income pursuant to the management and leasing agreement. Prior to the Northern California transaction, property management fee income was eliminated upon consolidation and property management operating expenses were reflected in property operating expenses. This management fee income after the Northern California transaction will be reflected as third party management fees, labor reimbursement and leasing income. Management expenses represent the direct incremental costs of managing the Properties for which the Partnership is fully reimbursed pursuant to the management agreement. The agreement can be terminated by CIM any time after the first year without penalty, and therefore this amount is only included for the year ended December 31, 2006.
(c2) Interest income represents the imputed interest income on the $40.0 million loan.
(c3) Interest expense represents the elimination of interest expense on the Partnership’s revolving credit facility that was assumed to be repaid with proceeds from the Northern California transaction.
(d)	Reflects the impact of the Other Dispositions and the Venture transaction as follows:
(d1) Represents the elimination of the actual historical results of operations as if the Other Dispositions occurred on January 1, 2005 and the Venture transaction occurred on January 1, 2007. The historical reported numbers already reflect the reclassification of revenues and expenses to results of discontinued operations for the Other Dispositions for the six month periods ending June 30, 2008 and 2007.
(d2) Third party management fees, labor reimbursement and leasing income represent income pursuant to the management and leasing agreement with the Venture. Prior to the Venture transactions, property management fee income was eliminated upon consolidation and property management operating expenses were reflected in property operating expenses. This management fee income (relating to portion not owned) is reflected as third party management fees, labor reimbursement and leasing income after the Venture transactions. Management expenses represent the direct incremental costs of managing the Properties for which the Partnership is fully reimbursed pursuant to the management agreement.
(d3) Reflects the reduction in interest expense for the Other Dispositions and the Venture transaction where the cash proceeds for each were used to reduce outstanding borrowings on the Partnership’s revolving credit facility computed as if the Other Dispositions occurred on January 1, 2005 and the Venture transaction occurred on January 1, 2007 using actual monthly rates on the line over the respective periods. This adjustment assumes that such outstanding borrowings were first paid down with proceeds from the NCA transaction as noted in (c3) above.
(d4) Equity in income of real estate ventures represents the Partnership’s allocable income from the Venture.